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                       Consent of Independent Auditors

We consent to the reference to our firm under the captions "Financial Statements" in the Prospectuses and Statements of Additional Information and "Auditors" in the Prospectuses and to the use of our reports (1) dated January 29, 1999 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the Advisor's Edge Variable Annuity contract owners, (2) dated January 29, 1999 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the Advisor's Edge Select Variable Annuity contract owners, and (3) dated February 19, 1999 with respect to the statutory-basis financial statements of Peoples Benefit Life Insurance Company included in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4 No. 33-80958) and related Prospectuses of The Advisor's Edge Variable Annuity and Advisor's Edge Select Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 27, 1999